UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                           FORM 8-K


                        CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE
               SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported) - August 10, 2004



                 THE MAY DEPARTMENT STORES COMPANY
        (Exact name of Registrant as specified in its charter)

   Delaware                   I-79               43-1104396
(State or other           (Commission          (IRS Employer
jurisdiction of            File Number)         Identification No.)
incorporation)



  611 Olive Street, St. Louis, Missouri               63101
(Address of principal executive offices)            (Zip code)



         Registrant's telephone number, including area code:
                         (314) 342-6300




Item 7.  Financial Statements and Exhibits.

        (c) Exhibits. The following document is furnished as an Exhibit.


Exhibit No.    Exhibit

    99.1       Press Release, dated August 10, 2004




Item 12. Results of Operations and Financial Condition.

On August 10, 2004, the registrant issued a press release announcing its financial results for the 13 and 26 weeks ending
July 31, 2004. A copy of the press release is furnished herewith as Exhibit 99.1.












                             SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             THE MAY DEPARTMENT STORES COMPANY



Dated: August 10, 2004             By: /s/ Richard A. Brickson
                                   Richard A. Brickson
                                   Secretary and Senior Counsel